Exhibit 99.1

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
RealPlayer Group

Net revenue	$24,333	$25,598	$24,987	$27,460	$102,378	$22,081	$22,158	$21,392	$25,838	$91,469
Cost of revenue	3,098	5,101	6,726	6,609	21,534	4,564	4,727	6,735	5,518	21,544
Impairment of deferred costs	—	—	—	633	633	—	—	—	—	—
Gross profit	21,235	20,497	18,261	20,218	80,211	17,517	17,431	14,657	20,320	69,925

Gross margin	87%	80%	73%	74%	78%	79%	79%	69%	79%	76%

Operating expenses	15,446	15,543	15,537	13,303	59,829	15,975	12,792	13,082	13,374	55,223
Operating income (loss)	$5,789	$4,954	$2,724	$6,915	$20,382	$1,542	$4,639	$1,575	$6,946	$14,702

Adjusted EBITDA	$5,949	$5,444	$3,204	$8,035	$22,632	$1,985	$5,087	$2,275	$7,620	$16,967

Mobile Entertainment

Net revenue	$34,909	$32,854	$36,482	$31,207	$135,452	$25,775	$26,005	$22,820	$25,718	$100,318
Cost of revenue	19,539	17,354	19,805	17,826	74,524	15,478	14,875	12,740	14,577	57,670
Impairment of deferred costs	—	—	—	19,329	19,329	—	—	—	—	—
Gross profit	15,370	15,500	16,677	(5,948)	41,599	10,297	11,130	10,080	11,141	42,648

Gross margin	44%	47%	46%	(19)%	31%	40%	43%	44%	43%	43%

Operating expenses	16,748	15,769	15,341	14,063	61,921	14,804	13,851	11,936	12,023	52,614
Operating income (loss)	$(1,378)	$(269)	$1,336	$(20,011)	$(20,322)	$(4,507)	$(2,721)	$(1,856)	$(882)	$(9,966)

Adjusted EBITDA	$1,120	$2,301	$4,008	$1,974	$9,403	$(2,077)	$(409)	$341	$1,687	$(458)

Games

Net revenue	$28,059	$25,300	$22,945	$21,552	$97,856	$19,108	$17,363	$14,876	$15,708	$67,055
Cost of revenue	8,578	8,088	7,247	6,922	30,835	6,713	5,630	4,989	4,496	21,828
Gross profit	19,481	17,212	15,698	14,630	67,021	12,395	11,733	9,887	11,212	45,227

Gross margin	69%	68%	68%	68%	68%	65%	68%	66%	71%	67%

Operating expenses	17,410	15,854	14,622	14,709	62,595	14,138	13,801	12,023	11,928	51,890
Operating income (loss)	$2,071	$1,358	$1,076	$(79)	$4,426	$(1,743)	$(2,068)	$(2,136)	$(716)	$(6,663)

Adjusted EBITDA	$2,700	$2,058	$1,762	$576	$7,096	$(1,084)	$(1,385)	$(1,321)	$(71)	$(3,861)

Corporate

Net revenue	—	—	—	—	—	—	—	—	—	—
Cost of revenue	851	123	(1,962)	732	(256)	672	730	780	507	2,689
Gross profit	(851)	(123)	1,962	(732)	256	(672)	(730)	(780)	(507)	(2,689)

Gross margin	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(Loss) Gain on sale of patents and other technology assets, net of costs	—	—	—	—	—	(1,580)	117,933	—	—	116,353
Operating expenses	11,297	10,704	10,581	9,770	42,352	11,582	12,885	19,978	11,729	56,174
Operating income (loss)	$(12,148)	$(10,827)	$(8,619)	$(10,502)	$(42,096)	$(13,834)	$104,318	$(20,758)	$(12,236)	$57,490

Adjusted EBITDA	$(2,227)	$(7,581)	$(4,887)	$(6,745)	$(21,440)	$(6,241)	$(9,802)	$(7,337)	$(5,972)	$(29,352)

Total

Net revenue	$87,301	$83,752	$84,414	$80,219	$335,686	$66,964	$65,526	$59,088	$67,264	$258,842
Cost of revenue	32,066	30,666	31,816	32,089	126,637	27,427	25,962	25,244	25,098	103,731
Impairment of deferred costs	—	—	—	19,962	19,962	—	—	—	—	—
Gross profit	55,235	53,086	52,598	28,168	189,087	39,537	39,564	33,844	42,166	155,111

Gross margin	63%	63%	62%	35%	56%	59%	60%	57%	63%	60%

(Loss) Gain on sale of patents and other technology assets, net of costs	—	—	—	—	—	(1,580)	117,933	—	—	116,353
Operating expenses	60,901	57,870	56,081	51,845	226,697	56,499	53,329	57,019	49,054	215,901
Operating income (loss)	$(5,666)	$(4,784)	$(3,483)	$(23,677)	$(37,610)	$(18,542)	$104,168	$(23,175)	$(6,888)	$55,563

Adjusted EBITDA	$7,542	$2,222	$4,087	$3,840	$17,691	$(7,417)	$(6,509)	$(6,042)	$3,264	$(16,704)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$5,789	$4,954	$2,724	$6,915	$20,382	$1,542	$4,639	$1,575	$6,946	$14,702
Acquisitions related intangible asset amortization	—	53	79	79	211	79	79	62	62	282
Depreciation and amortization	160	437	401	408	1,406	364	369	638	612	1,983
Impairment of deferred costs	—	—	—	633	633	—	—	—	—	—
Adjusted EBITDA	$5,949	$5,444	$3,204	$8,035	$22,632	$1,985	$5,087	$2,275	$7,620	$16,967

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,378)	$(269)	$1,336	$(20,011)	$(20,322)	$(4,507)	$(2,721)	$(1,856)	$(882)	$(9,966)
Acquisitions related intangible asset amortization	474	709	833	789	2,805	802	786	796	809	3,193
Depreciation and amortization	2,024	1,861	1,839	1,867	7,591	1,628	1,526	1,401	1,760	6,315
Impairment of deferred costs	—	—	—	19,329	19,329	—	—	—	—	—
Adjusted EBITDA	$1,120	$2,301	$4,008	$1,974	$9,403	$(2,077)	$(409)	$341	$1,687	$(458)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$2,071	$1,358	$1,076	$(79)	$4,426	$(1,743)	$(2,068)	$(2,136)	$(716)	$(6,663)
Acquisitions related intangible asset amortization	254	257	257	229	997	209	207	171	—	587
Depreciation and amortization	375	443	429	426	1,673	450	476	644	645	2,215
Adjusted EBITDA	$2,700	$2,058	$1,762	$576	$7,096	$(1,084)	$(1,385)	$(1,321)	$(71)	$(3,861)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(12,148)	$(10,827)	$(8,619)	$(10,502)	$(42,096)	$(13,834)	$104,318	$(20,758)	$(12,236)	$57,490
Other income (expense), net	(123)	(310)	(228)	189	(472)	1,475	(49)	248	(433)	1,241
Depreciation and amortization	532	537	565	578	2,212	586	601	604	593	2,384
Restructuring and other charges	6,906	506	438	800	8,650	1,609	1,539	10,724	1,353	15,225
Stock-based compensation	2,608	2,686	2,957	2,661	10,912	2,343	1,722	1,602	1,704	7,371
Loss (Gain) on sale of patents and other technology assets, net of costs	—	—	—	—	—	1,580	(117,933)	—	—	(116,353)
Loss (Gain) on excess office facilities	(2)	(173)	—	(471)	(646)	—	—	243	3,047	3,290
Adjusted EBITDA	$(2,227)	$(7,581)	$(4,887)	$(6,745)	$(21,440)	$(6,241)	$(9,802)	$(7,337)	$(5,972)	$(29,352)

Total

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(5,666)	$(4,784)	$(3,483)	$(23,677)	$(37,610)	$(18,542)	$104,168	$(23,175)	$(6,888)	$55,563
Other income (expense), net	(122)	(311)	(228)	188	(473)	1,475	(49)	248	(433)	1,241
Acquisitions related intangible asset amortization	728	1,019	1,169	1,097	4,013	1,090	1,072	1,029	871	4,062
Depreciation and amortization	3,091	3,278	3,234	3,279	12,882	3,028	2,972	3,287	3,610	12,897
Loss (Gain) on excess office facilities	—	(174)	—	(472)	(646)	—	—	243	3,047	3,290
Restructuring and other charges	6,904	508	438	800	8,650	1,609	1,539	10,724	1,353	15,225
Stock-based compensation	2,607	2,686	2,957	2,663	10,913	2,343	1,722	1,602	1,704	7,371
Impairment of deferred costs	—	—	—	19,962	19,962	—	—	—	—	—
Loss (Gain) on sale of patents and other technology assets, net of costs	—	—	—	—	—	1,580	(117,933)	—	—	(116,353)
Adjusted EBITDA	$7,542	$2,222	$4,087	$3,840	$17,691	$(7,417)	$(6,509)	$(6,042)	$3,264	$(16,704)

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$24,333	$25,598	$24,987	$27,460	$102,378	$22,081	$22,158	$21,392	$25,838	$91,469
Mobile Entertainment (B)	34,909	32,854	36,482	31,207	135,452	25,775	26,005	22,820	25,718	100,318
Games (C)	28,059	25,300	22,945	21,552	97,856	19,108	17,363	14,876	15,708	67,055
Total net revenue	$87,301	$83,752	$84,414	$80,219	$335,686	$66,964	$65,526	$59,088	$67,264	$258,842

Net Revenue by Product
RealPlayer Group
- Licensing (D)	$6,724	$7,222	$6,759	$10,939	$31,644	$7,733	$8,334	$6,757	$10,956	$33,780
- Subscriptions (E)	9,316	8,623	10,230	8,421	36,590	7,601	6,810	7,056	6,192	27,659
- Media Properties (F)	8,293	9,753	7,998	8,100	34,144	6,747	7,014	7,579	8,690	30,030

Mobile Entertainment
- SaaS (G)	30,525	30,216	30,381	28,255	119,377	23,464	23,286	20,696	22,793	90,239
- Systems Integration / Professional Services (H)	1,840	388	3,844	771	6,843	426	965	247	1,295	2,933
- Licensing (I)	2,544	2,250	2,257	2,181	9,232	1,885	1,754	1,877	1,630	7,146

Games
- Licensing (J)	11,741	9,617	8,350	8,208	37,916	7,587	6,053	5,136	5,222	23,998
- Subscriptions (K)	11,257	9,936	9,883	8,698	39,774	8,170	7,536	6,952	6,876	29,534
- Media Properties (L)	5,061	5,747	4,712	4,646	20,166	3,351	3,774	2,788	3,610	13,523

Total net revenue	$87,301	$83,752	$84,414	$80,219	$335,686	$66,964	$65,526	$59,088	$67,264	$258,842

Net Revenue by Geography:
United States	$44,469	$41,984	$38,969	$37,298	$162,720	$31,814	$28,614	$29,101	$28,315	$117,844
Rest of world	42,832	41,768	45,445	42,921	172,966	35,150	36,912	29,987	38,949	140,998
Total net revenue	$87,301	$83,752	$84,414	$80,219	$335,686	$66,964	$65,526	$59,088	$67,264	$258,842

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, video on demand, ringtones, ringback tones, and intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Systems Integration / Professional Services revenue within Mobile Entertainment includes professional services, other than those associated with software sales, provided to mobile carriers.
(I) Licensing revenue within Mobile Entertainment includes revenue from Helix-related products.
(J) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(K) Subscriptions revenue within Games includes revenue from online games subscriptions.
(L) Media Properties revenue within Games includes distribution of third party software products and advertising on games sites and social network sites.